Subsidiaries of NationsBank Corporation and Its Subsidiaries at 12/31/95
         (100% Owned by NationsBank Corporation Unless Otherwise Noted)

American Security Insurance Corporation
ASB Capital Management, Inc.
Atlantic Equity Corporation
Carolina Mountain Holding Company
Equitable Bancorporation Overseas Finance N.V.
Export Funding Corporation
Fayette Insurance Corporation
MAR, Inc.
MN Credit Corporation
MN World Trade Corporation
MNC Affiliates Group, Inc.
       MNC American Corporation 1
       MNC Credit Corp 1
              A/M Properties, Inc. 2
              American Financial Service Group, Inc. (LEASEFIRST)2 Maryland National Realty Investors, Inc. 2
              MNC Capital Corporation 2
              Maryland National Leasing Services Corporation 2
              MNC Canadian Real Property, Inc. 2
Nations Credit Funding Corporation
       Greyrock Capital Group Inc. 3
              ALS II, Inc. 4
              ALS Superior, Inc. 4
              American Acceptance Corporation 4
              Cape Canterbury, Ltd. 4
              Central Texas Small Business Investment Corporation 4 Portfolio Acceptance Corp. 4
                    Canterbury Indiana Holdings, Inc. 5
              SunStar Acceptance Corporation 4
              SunStar Acceptance Corporation (Hawaii) 4
              USW SIS I, Inc. 4
              USW SIS II, Inc. 4
              USWFS/Oxford 1992-A Limited Partnership 6
              USWFS/Oxford Fixed Rate, L.P. 7
       NationsCredit Corporation 3
              NationsCredit Acceptance Corporation 8
              NationsCredit Commercial Corporation 8
                    Ariens Credit Corporation 9
                    Gravely Credit Corporation 9
                    Komatsu Forklift Credit Corporation 9
                    Korg Acceptance Corporation 9
                    Mercury Marine Acceptance Corporation 9
                    NationsCredit Commercial Corporation Ltd. 9
                    NIMAC Finance Corp. 9
                    Sea Ray Credit Corporation 9
                    Winnebago Acceptance Corporation 9
              NationsCredit Consumer Discount Company 8
              NationsCredit Consumer Services, Inc. 8
              NationsCredit Finance Group Inc. 8
              NationsCredit Financial Acceptance Corporation 8

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              NationsCredit Financial Services Corporation 8
              NationsCredit Financial Services Corporation of Alabama 8 NationsCredit Financial Services Corporation of America 8 NationsCredit Financial Services Corporation of Florida 8
                    NationsCredit    Mortgage    Corporation   of   Florida   10
              NationsCredit   Financial   Services   Corporation   of  Nevada  8
              NationsCredit   Financial  Services   Corporation  of  Virginia  8
              NationsCredit Home Equity Corporation of Kentucky 8
              NationsCredit Home Equity Corporation of Virginia 8 NationsCredit Insurance Agency, Inc. 8
              NationsCredit Insurance Corporation 8
       NationsCredit Management Corporation 3
NationsBanc Business Credit, Inc.
NationsBanc Capital Markets, Inc
NationsBanc-CRT Energy (U.K.), Ltd.
NationsBanc-CRT Services, Inc.
NationsBanc Leasing Corporation
       Atlantic Credit Corporation 11
       McCormick Realty Limited Partnership 11
NationsBanc Mortgage Capital Corporation
       Tryon Mortgage Funding, Inc. 12
NB Holdings Corporation
       NationsBank, N.A. 13
              American Security (Louisiana) Ltd. 14
              AS Land II, Inc. 14
              ASB Realty, Inc. 14
              Ashburn A Corp. 14
              Baltic M Corp. 14
              Baltin Yachting M Corp. 14
              Beaumeade M Corp. 14
              Bright Seat M Corp. 14
              BT Building Corporation 14
                    Central City General, L.P. 15
              Campus Hills M Corp. 14
              Caradoc Estates, Inc. 14
              Carlin M Springs Corp. 14
              Carolina Pacific, Inc. 14
              CC Plaza M Corp. 14
              Chalmers M Corp. 14
              Chesapeake M Corp. 14
              Courtcom M Corp. 14
              CSB Insurance Agency 14
              Devon A Corp. 14
              Down Under Finance Corporation 14
              Dulaney Valley Corporation 14
              Education Financing Services, LLC 16
              Elwin Company, Inc. 14
              FCOP, Inc. 14
              Federal Properties I, Inc. 14
              Fifty West Corp. 14
              First Development Corporation 14
              Floresville Company Ltd. 17
              Fountain Square Corporation of Maryland 14

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          Glen M Corp. 14
          Hallmark-Renaissance M Corp. 14
          Harper Farm M Corp. 14
          HICO Park M Corp. 14
          Madison Park A Corp. 14
          Manab Properties, Inc. 14
          Mar A Lowe Corp. 14
          Marco Properties, Inc. 14
             Greenburgh Marco, Inc. 18
             Reprise, Inc. 18
             Woodside Corporation 18
          Maryland National Community Development  Corporation 14
             Greensides Elderly     Limited     Partnership    19
             The Maryland National/Enterprise Equity Fund Limited Partnership 19 Montgomery Homes Limited Partnership II 20
             Montgomery Homes Limited   Partnership   III  19
             Montgomery   Homes  Limited Partnership IV 19
             Neighborhood Rental Limited Partnership II 21
             The Newington  Limited  Partnership  21
             Rosedale  Terrace Limited Partnership 21
             St. Wenceslaus Limited Partnership 21
          Maryland National Financial Corporation 14
             Maryland Nationalease Corporation 14
             Melwood M Corp. 14
             Metropo M Corp. 14
             Metropolitan Commercial Properties Corporation I 14
             Metropolitan Commercial Properties Corporation VIII 14
             Metropolitan Commercial Properties Corporation X 14
             Mirror Ridge A Corp. 14
             MNC Consumer Discount Company 14
                   MNC National Direct Mail Services Corp. 22
             MNC Investment Bank, Ltd.  14
             Multi-State Properties, Inc. 14
             MYM Holdings Corporation 14
                   MECA Software L.L.C. 23
             NationsBanc Advisors, Inc. 14
             NationsBanc Charlotte Center, Inc. 14
             Nations-CRT Options, Inc. 14
             NationsBanc Dealer Leasing, Inc. 14
             NationsBanc Discount Brokerage, Inc. 14
             NationsBanc Enterprise, Inc. 14
                   NationsSecurities 24
                          NSI Agency, LLC 25
             NationsBanc  Equity  Mortgage  Corporation  14
             NationsBanc  Lease Investments,  Inc. 14
             NationsBanc  Leasing Corporation of Virginia 14
             NationsBanc SBIC Corporation 14
             NationsBanc Venture Corporation 14
             NationsBank Carolinas Merchant Services, Inc. 14
                   NationsBank Merchant Services 26
                          Unified Merchant Services 27
                                Terminal Management Systems, Inc. 28
             NationsBank Community Development Corporation of Virginia 14

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              NationsBank Europe Limited 14
                    Carolina Leasing Ltd. 29
                    Demandand Supply Company Ltd. 29
                    Friary Nominees Ltd. 29
                    NationsBank Panmure Investment Management Limited 29
                           Commonwealth Securities Limited 30
                    NCNB (Export Finance) Ltd. 29
                    Panmure Gordon & Co. Limited 29
                           NationsBank Securities Services Ltd. 31
                           Panmure Gordon Financial Futures Limited  31
                           Parish Nominees Limited 31
                           Rectory Nominees Limited 31
                           St. Michael Nominees Limited 31
                    Panmure Gordon Investments Limited  29
              NationsBank International 14
              NationsBank Overseas Corporation 14
                    AF Funding (1993), Inc. 32
                           Kill Devil Hills Finance Limited Partnership 33
                                 Air France/NationsBank (Grantor Trust) 34
                                        Wrightbrothers Ltd. 35
                    AF Funding II (1993), Inc. 32
                           Kill Devil Hills II Limited Partnership 36
                                 Air France/KDHF II (NGHGI)(Grantor Trust) 37
                                        Florita Finance Ltd. 38
                    Binfield Ltd. 32
                    Carolina Investments Limited 32
                    Cathay Pacific/NationsBank Trust 1 (Grantor Trust) 32
                           Wanda Finance Ltd. 39
                    Clenston Ltd. 32
                    Friary Leasing Limited 32
                    Hatteras Finance Ltd. 32
                    InterFirst Leasing Ltd. (London) 40
                    Japan Airlines/NCNB 1993-1 (Grantor Trust) 32
                           First in Flight Finance Ltd. 41
                    Nations-CRT Asia, Inc. 32
                    Nations-CRT Hong Kong, Limited 32
                    Nations-CRT International, Inc. 32
                           Nations-CRT International 42
                    Nations . CRT Japan, Inc. 32
                    Nations-CRT Overseas, Inc. 32
                           Nations-CRT Overseas Inc. & Co. 43
                    Nations-CRT U.K. & Co. 32
                    NationsBank International Trust (Jersey) Limited 44
                    NCNB Lease Atlantic, Inc. 32
                           NCNB Lease Finance III 45
                                 Blue Ridge Finance Ltd. 46
                    NCNB Lease Finance 32
                           Wingtip Finance Limited 47
                    NCNB Lease Finance IV 32
                           Sandhills Finance Ltd. 48
                    NCNB Lease Finance V 32
                           Piedmont Finance Ltd. 49

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                    NCNB Lease Finance VI 32
                           Kitty Hawk Finance Ltd. 50
                    NCNB Lease International, Inc. 32
                           Barnesbury, Ltd. 51
                    NCNB Lease Offshore, Inc. 32
                           NCNB Lease Finance II 52
                                 Outerbanks Finance Ltd. 53
                    NCNB Overseas Services, Inc. 32
                    Phaestos FSC, Inc. 54
                    Republic Dallas Ltd. (U.K.) 55
                    TransPacific Funding (1993), Inc. 56
                           TransPacific Finance Limited Partnership 57
                                 ANA II (Grantor Trust) 58
                                        Fontana Finance Ltd. 59
              NationsBank Trust Company, N.A. 14
              NB Partner Corp. 14
                    NationsGartmore Investment Management 60
              NCNB Community Development Corporation 61
                    Gateway Hotel Enterprises, Inc. 62
                    Trico Investment, Inc. 62
              Occoquan M Corp. 14
              Palisades A Corp. 14
              Pratt Management Company 14
              Quality A Corp. 14
              Rabbit Road M Corp. 14
              Ritchie Court M Corporation 14
              Rive Gauche A Corp. 14
              SCRC Carrolltowne, Inc. 14
              SCRC Process Service Corp. 14
              Service-Wright Corporation 14
              Seventeenth Commerce Properties Corporation 14
              Shockey M Corp. 14
              SOB-A Corp. 14
              SOP M Corp. 14
              Sorrento M Corp. 14
              South Charles Realty Corp 14
              South Point Shopping Center, Inc. 14
              Spotted Horse Holdings, Inc. 14
              Stevens Pier A Corp. 14
              Sully A Corp. 14
              Sunset Hill Corporation 14
              Sweitzer M Corp. 14
              Sykesville M Corp. 14
              Three Ponds M Corp. 14
              Vernon M Corp. 14
              Vigrun A Corp. 14
              Wales B Corp. 14
                    Washington View (H) Corporation 63
                    Washington View (NH) Corporation 63
              Wellington Land Co., Inc. 14
              Westfields M Corp. 14
              Wickliffe A Corp. 14
              Windemere M Corp. 14

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              Woods M Corp. 14
       NationsBank of Delaware, N.A. 13
       NationsBank, N.A. (South) 13
              Atico Financial Corporation dba Cavalier Properties 64 Atico Investment Management 64
              EXHO Properties, Inc. 64
              First Land Sales, Inc. 64
              NationsBanc Commercial Corporation 64
              NationsBanc Leasing Corporation of North Carolina 64
                    DFF Funding I, Inc. 65
                    DFF Funding II, Inc. 65
                    DFF Funding III, Inc. 65
                    DFF Funding IV, Inc. 65
                    NNW Utility Funding I, Inc. 65
                    NNW Utility Funding II, Inc. 65
              NationsBank Florida Merchant Services, Inc. 64
                    NationsBank Merchant Services 26
                           Unified Merchant Services 27
                                 Terminal Management Systems, Inc. 28
              The Ocmulgee Corporation 64
              Pan American Mortgage Corp. 64
              200 Service Corp. 64
       NationsBank of Kentucky, N.A. 13
       NationsBank of Tennessee, N.A. 13
              Commerce Place Company 66
              Commerce Trading Corporation 66
       NationsBank Texas Bancorporation, Inc. 13
              NationsBank of Texas, N.A. 67
                    APL, Inc. 68
                    Austin National Realty Corporation 68
                    Capitol Information Networks, Inc. 68
                    DPC, Inc. 68
                    Main Place Funding Corporation 68
                    NationsBanc Capital Corporation 68
                    NationsBanc Energy Group Denver, Inc. 68
                    NationsBanc Mortgage Corporation 68
                    NationsBanc Services, Inc. 68
                    Republic National Corporation 68
                    Texas Nationalease Corporation 68
              RepublicBank Insurance Agency, Inc. 67
       Bancshares Properties, Inc. 13
       Cash Flow, Inc. 13
       C&S Premises, Inc. 13
       DC Bancorp Venture Capital Company 13
       First Mortgage Corporation 13
       NationsBanc Insurance Agency, Inc. 13
       NationsBanc Insurance Company, Inc. 13
       NationsBanc Insurance Inc. 13
       NationsBanc Insurance Services, Inc. 13
       NationsBanc Investment Corporation 13
       NationsBanc Leasing & Finance Corporation 13
       NationsBanc Mortgage Corporation of Georgia 13

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       NationsBank Trust Company of New York 13
       On Call, Inc. 13
       Second Land Sales, Inc. 13
       Sovran Capital Management Corporation 13
       Suburban Service Corporation 13
       Three Commercial Place Associates 69
NationsBank Community Development Corporation 70
       Atlanta Affordable Housing Fund Limited Partnership 71 Biscayne Apartments, Inc. 72
       Campbellton Glen Apartments LLC 72
       The Charlotte Affordable Housing LLC 73
       Carlton Court Community Development Corporation 72 Historic District Redevelopment Partnership 74 Kenilworth Industrial Park Limited Liability Company 75 Leon Avenue Redevelopment Company 76
       NationsBank CDC Special Holding Company, Inc. 72 Southern Oaks Condominium Partners, Ltd. 77
       Stanton Road LLC 78
       Terry Street Redevelopment Limited Liability Company 79 University Park Shopping Center, LLC 80
NationsBank Housing Fund Investment Corporation 81
       Nations Housing Fund Limited Partnership 82
       Nations Housing Fund II Limited Partnership 82
NCNB Corporate Services, Inc.
NCNB Properties, Inc.
TIM, Inc.
Tryon Assurance Company, Ltd.


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1 MNC Affiliates Group, Inc. owns 100% of this entity.
2 MNC Credit Corp owns 100% of this entity.
3 Nations Credit Funding Corporation owns 100% of this entity.
4 Greyrock Capital Group Inc. owns 100% of this entity.
5 Portfolio Acceptance Corp. owns 100% of this entity.
6 Greyrock Capital Group Inc. owns 67.33% of this entity.
7 Greyrock Capital Group Inc. owns 62.5% of this entity.
8 NationsCredit Corporation owns 100% of this entity.
9 NationsCredit Commercial Corporation owns 100% of this entity.
10 NationsCredit Financial Services Corporation of Florida owns 100% of this entity.
11 NationsBanc Leasing Corporation owns 100% of this entity.
12 NationsBanc Mortgage Capital Corporation owns 100% of this entity.
13 NB Holdings Corporation owns 100% of this entity.
14 NationsBank, N.A. owns 100% of this entity.
15 BT Building Corporation has a 19% general partnership interest and a 43% limited partnership interest in this entity.
16 NationsBank, N.A. owns up to 22.26% of this entity; definitive % depends on total number of participants.
17 NationsBank, N.A. holds 100% of this entity in trust.
18 Marco Properties, Inc. owns 100% of this entity.
19 Maryland National Community Development Corporation owns 99% of this entity. 20 Maryland National Community Development Corporation and NationsBank, N.A., each, has a 33% interest in this entity.
21 Maryland National Community Development Corporation owns 98.99% of this entity.
22 MNC Consumer Discount Company owns 100% of this entity.
23 MYM Holdings Corporation owns 50% of this entity.

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24 NationsBanc Enterprise, Inc. and NationsBanc Discount Brokerage, Inc., each, has a 50% interest in this general partnership.
25 NationsSecurities and NationsBanc Enterprise, Inc. have 99% and 1% interests, respectively, in this entity.
26 NationsBank Carolinas Merchant Services, Inc. and NationsBank Florida Merchant Services, Inc. own 51% and 49%, respectively, of this entity.
27 NationsBank Merchant Services owns 20% of this entity.
28 Unified Merchant Services owns 100% of this entity.
29 NationsBank Europe Limited owns 100% of this entity.
30 NationsBank Panmure Investment Management Limited owns 100% of this entity. 31 Panmure Gordon & Co. Limited owns 100% of this entity.
32 NationsBank Overseas Corporation owns 100% of this entity.
33 AF Funding (1993), Inc. holds a 1% general partnership and a 49% limited partnership interest in this entity.
34 Kill Devil Hills Finance Limited Partnership owns 100% of this entity.
35 Air France/NationsBank (Grantor Trust) owns 100% of this entity.
36 AF Funding II (1993), Inc. holds a 1% general partnership and a 34% limited partnership interest in this entity.
37 Kill Devil Hills II Limited Partnership owns 100% of this entity.
38 Air France/KDHF II (NGHGI)(Grantor Trust) owns 100% of this entity.
39 Cathay Pacific/NationsBank Trust I (Grantor Trust) owns 100% of this entity. 40 NationsBank Overseas Corporation owns 99.5% of this entity.
41 Japan Airlines/NCNB 1993-1 (Grantor Trust) owns 100% of this entity.
42 Nations-CRT U.K. & Co. and Nations-CRT International, Inc., respectively, have 1% and 99% general partnership interests in this entity.
43 Nations-CRT U.K. & Co. and Nations-CRT Overseas, Inc., respectively, have 1% and 99% general partnership interests in this entity.
44 NationsBank Overseas Corporation and NationsBank, N.A. own 99.33% and .67%, respectively, of this entity.
45 NCNB Lease Atlantic, Inc. owns 100% of this entity.
46 NCNB Lease Finance III owns 100% of this entity.
47 NCNB Lease Finance owns 100% of this entity.
48 NCNB Lease Finance IV owns 100% of this entity.
49 NCNB Lease Finance V owns 100% of this entity.
50 NCNB Lease Finance VI owns 100% of this entity.
51 NCNB Lease International, Inc. owns 99.9% of this entity.
52 NCNB Lease Offshore, Inc. owns 100% of this entity.
53 NCNB Lease Finance II owns 100% of this entity.
54 NationsBank Overseas Corporation owns 50% of this entity.
55 NationsBank Overseas Corporation owns 98% of this entity.
56 NationsBank Overseas Corporation owns 66% of this entity.
57 TransPacific Funding (1993), Inc. holds a 1% general partnership and a 65% limited partnership interest in this entity.
58 TransPacific Finance Limited Partnership owns 100% of this entity.
59 ANA II (Grantor Trust) owns 100% of this entity.
60 NB Partner Corp. owns 50% of this entity.
61 NationsBank, N.A. is the sole member of this non-profit corporation.
62 NCNB Community Development Corporation owns 100% of this entity.
63  Washington View, Inc. owns 69% of this entity.
64 NationsBank, N.A. (South) owns 100% of this entity.
65 NationsBanc Leasing Corporation of North Carolina owns 100% of this entity. 66 NationsBank of Tennessee, N.A. owns 100% of this entity.
67  NationsBank Texas Bancorporation, Inc. owns 100% of this entity.
68  NationsBank of Texas, N.A. owns 100% of this entity.
69  NB Holdings Corporation owns 70% of this entity.
70 NationsBank, N.A. (South), NationsBank, N.A. and NationsBank of Texas, N.A. own, respectively, 34%, 37% and 29% of this entity.

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71  NationsBank Community Development Corporation ("NBCDC")has a 95.4% general partnership interest in this entity.
72  NBCDC owns 100% of this entity.
73 NBCDC and NCNB Community Development Corporation have 99% and 1% interests, respectively, in this entity.
74  NBCDC has a 94.89% interest in this entity.
75  NBCDC owns 70% of this entity.
76  NBCDC owns 80% of this entity.
77  NBCDC has a 50.26% interest in this entity.
78  NBCDC owns 99% of this entity.
79  NBCDC owns 98% of this entity.
80  NBCDC owns 81% of this entity.
81 NationsBank, N.A. and NationsBank of Texas, N.A., each, owns 25% of the voting stock of this entity, and NationsBank, N.A. (South) owns 50%.
82 NationsBank Housing Fund Investment Corporation has a 99% limited partnership interest in this entity.


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